Note 8 - Federal Home Loan Bank Advances	12 Months Ended
Dec. 31, 2019
Notes to Financial Statements
Federal Home Loan Bank Advances, Disclosure [Text Block]
(8)	Federal Home Loan Bank Advances

At December 31, 2019 the Company had $23,613,000 in outstanding advances from the FHLB of Cincinnati.  Each advance is amortized and payable monthly with a prepayment penalty for fixed rate advances. The weighted average rate of the total borrowings at December 31, 2019 was 2.67%.  The advances are collateralized by a blanket security agreement which includes the Banks 1-4 family loans.  The Company’s additional borrowing capacity was $266,712,000 at December 31, 2019.

Required future principal payments on Federal Home Loan Bank borrowings are as follows

(In Thousands)
Maturity	Total
2020	$8,250
2021	5,828
2022	4,658
2023	3,929
2024	948
Thereafter	—
Total	23,613